Exhibit 10.20.2

ADDENDUM TO ASSET PURCHASE AGREEMENT

This Addendum to Asset Purchase Agreement (“Addendum”) is entered into as of October 4, 2017 by and between Novartis Pharma AG, a Swiss company (“Novartis”) and Mereo BioPharma 1 Limited, a private limited company incorporated in England and Wales, and a wholly owned subsidiary of Mereo BioPharma Group Limited, a company incorporated in England and Wales (collectively “Mereo”). Hereinafter “Parties” shall mean Novartis and Mereo Biopharma l, and “Party” shall mean either Novartis or Mereo Biopharma l , as the context requires.

WHEREAS the Parties entered into an asset purchase agreement on July 28, 2015 entitled “BCT Asset Purchase Agreement” (hereinafter “the APA”);

WHEREAS subsequent to the execution of the APA the Parties have jointly filed patent applications identified as PCT/GB2017/052055, filed on on 13 July 2017 claiming priority from the earlier British application No. 1612238.4 dated 14 July 2016 and PCT/GB2017/052056, claiming priority from British application No. 1612240.0 dated 14 July 2016 (hereinafter “the Patent Applications”).

WHEREAS Novartis wishes to assign and Mereo Biopharma 1 wishes to receive all rights in the jointly conceived inventive concepts.

NOW, THEREFORE, in consideration of the ongoing premises and the mutual covenants contained herein, Mereo Biopharma 1 and Novartis hereby agree as follows:

l. Novartis hereby assigns all title rights and interest in the Patent Applications. The Parties acknowledge and agree that the Patent Applications shall be considered Purchased IP as defined in the APA and as such all of the terms and conditions of the APA shall govern the rights and obligations of the Parties as they relate to the Patent Applications,

2. Novartis acknowledges that it shall have no further rights to the Patent Applications unless specifically enumerated in the APA.

3. This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof.

SIGNATURE PAGE TO FOLLOW

SIGNATURE PAGE

/s/ Charles Sermon
Mereo BioPharma I Limited Print Name:
Print Name: CHARLES SERMON

/s/ Denise Scots-Knight
Mereo BioPharma I Limited Print Name: DENISE SCOTS-KNIGHT

/s/ Isabelle Schubert Santana
Novartis Pharma AG
Print Name: ISABELLE SCHUBERT SANTANA

/s/ Ian Iiiscock
Novartis Pharma AG
Print Name: IAN IIISCOCK

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